Subsequent Events	12 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
(25)	Subsequent Events

On August 19, 2014, our Board of Directors approved a quarterly dividend per common share of $0.075 in furtherance of an annual calendar 2014 dividend authorized of $0.30 per common share.   The September 2014 quarterly dividend of $0.075 per share is payable on September 24, 2014 to shareholders of record at the close of business on September 10, 2014.